UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2006

EAGLE BROADBAND, INC.
(Exact name of registrant as specified in its charter)

TEXAS (State or other jurisdiction of incorporation or organization)	1-15649 (Commission File Number)	76-0494995 (I.R.S. Employer Identification Number)

101 COURAGEOUS DRIVE
LEAGUE CITY, TEXAS 77573
(Address of principal executive offices) (Zip Code)

(281) 538-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 18, 2006, Eagle Broadband, Inc. held its 2006 Annual Meeting of Shareholders in League City, Texas. A quorum was present at the meeting and all five proposals included in the March 20, 2006 proxy statement were voted on and approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BROADBAND, INC.
             (Registrant)

/s/ DAVID MICEK

David Micek
President and Chief Executive Officer

DATE: April 19, 2006